M U T U A L   G E N E R A L   R E L E A S E

This mutual general release is executed on March 18. 2016, by and between CPSM, Inc., referred to below as "CPSM," and Sundook's Advanced Pool Services, LLC and Lighhouse Pool Supply.

Inc., collectively referred to below as "Sundook's."

Disputes  and  differences  have  arisen  between  the  parties  with  respect  to  that  certain  Asset

Purchase Agreement, Addendums and documentation on the sale of Sundook's to CPSM.

The parties have agreed to amicably resolve, settle and compromise all disputes and differences they  have  or  may  have  arising  out  of  facts  or  occurrences  existing  as  of  this  date,  known  or

unknown,   which   are   released   below.

Therefore,   in   consideration   of   the   mutual   covenants   contained   in   this   release,   and   the   sum   of   Ten

Thousand  Dollars,  ($10,000.00)  paid  to  Sundook's  by  CPSM,  the  receipt  and  sufficiency  of which is acknowledged by Sundook's, each party (the releasing party) remises, releases, acquits,

satisfies,  and  forever  discharges  the  other  party  (the  released  party)  and  its  heirs,  personal representatives, successors, assigns, employees, agents and attorneys of and from all actions,

suits,  debts,  dues,  sums  of  money,  accounts,  reckonings,  bonds,  bills,  specialties,  covenants,

attorney's fees, expenses, contracts, controversies, agreements, promises, variances, damages,

judgments,  executions,  claims  and  demands,  in  law  or  in  equity,  which  the  releasing  party  ever had, now has, or may have, or which any personal representative, successor, heir or assign of the releasing  party,  subsequently  can,  shall  or  may  have,  against  the  released  party  or  its  heirs,

personal representatives, successors, assigns, employees, agents or attorneys, for, on or by reason of any matter, cause or thing, from all matters relating to the purchase and sale of Sundook's by

CPSM commencing upon the date negotiations began for the purchase and sale of Sundook's by

CPSM   to   the   date   of   this   release.

Sundook's, in further consideration of the amounts paid to it by CPSM shall transfer, remit, and assign  all  of  its  right  title  and  interest  in  the  417.000  Shares  of  CPSM  Stock  to  CPSM.

Sundook's  will  have  no  right  title  or  interest  in  that  certain  retail  store  or  its  contents  located  at

4064 SE Seward Drive, Stuart Florida. All other covenants and agreements that were meant to survive the closing of the sale of Sundook's to CPSM shall remain including but not limited to the non-competition agreements.

In witness, the parties have executed this mutual general release on the date first written above.

S U N D O O K ' S   A D VA N C E D    P O O L

S E RV I C E S .   L L C   a n d   L I G H T H O U S E

Witness

Attest: ______________________
Secretary

____
Gail Sundook, individually

STATE OF FLORIDA
COUNTY OF PALM BEACH

The foregoing instrument was acknowledged before me on March 18, 2016 by Gail Sundook.

____
Notary Public – State of Florida

L. NICOLA CHIN LOY

L. NICOLA CHIN LOY
Notary Public - State of Florida
Commission # FF 237136
My Comm. Expires Jul 19, 2019
Bonded through National Notary Assn.

Personally Known_____
OR
Produced Identification__X__

Type of Identification Produced D/LICENSE.

STATE OF FLORIDA
COUNTY OF PALM BEACH

____
Witness:

____
George Turvey, Individually

____
Witness:

The foregoing instrument was acknowledged before me on March 18, 2016 by George Turvey.

____
Notary Public – State of Florida

L. NICOLA CHIN LOY

L. NICOLA CHIN LOY
Notary Public - State of Florida
Commission # FF 237136
My Comm. Expires Jul 19, 2019
Bonded through National Notary Assn.

L. NICOLA CHIN LOY
Notary Public - State of Florida
Commission # FF 237136
My Comm. Expires Jul 19, 2019
Bonded through National Notary Assn.

L. NICOLA CHIN LOY
Notary Public - State of Florida
Commission # FF 237136
My Comm. Expires Jul 19, 20[illegible]
Bonded through National Notary A[illegible]

Personally Known_____
OR
Produced Identification__X__

Type of Identification Produced D/LICENSE

STATE OF FLORIDA
COUNTY OF ST. LUCIE

____
Witness

____
Lawrence Calarco, President
CPSM, Inc.

____
Witness

____
Larry Calarco, individually

The foregoing instrument was acknowledged before me on March 18, 2016 by Larry Calarco.

____
Notary Public – State of Florida

L. NICOLA CHIN LOY

L. NICOLA CHIN LOY
Notary Public - State of Florida
Commission # FF 237136
My Comm. Expires Jul 19, 2019
Bonded through National Notary Assn.

Personally Known__X__
OR
Produced Identification_____

Type of Identification Produced ___________

L. NICOLA CHIN LOY
Notary Public - State of Florida
Commission # FF 237126
My Comm. Expires Jul 19, 2019
Bonded through National Notary Assn